UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

Aegerion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Suite 1850

Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

(617) 500-7867

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2013, the Board of Directors (the “Board”) of Aegerion Pharmaceuticals, Inc. (the “Company”) adopted amended and restated by-laws (the “Restated By-Laws”). The primary change effected by adoption of the Restated By-laws was to extend the mandatory indemnification provisions to cover officers and directors of the Company’s subsidiaries, and to clarify the scope of the indemnification for all indemnitees. The Company will now be required to provide indemnification and expense advancement for directors and officers of the Company and its subsidiaries with respect to claims, suits, and other proceedings to which they are made a party in their capacity as officers, directors and employees of the Company or any of its subsidiaries, subject to the conditions for indemnification set forth in the Restated By-laws. The Company may, at the discretion of its Board of Directors, provide indemnification and expense advancement for other employees and agents of the Company or any of its subsidiaries. For purposes of the indemnification provisions, all indemnitees of the Company will be deemed to be directors or officers of the Company subject to the limitations of Section 145 of the Delaware General Corporation Law.

The foregoing description of the Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 26, 2013. At the Annual Meeting, the Company’s stockholders elected Marc D. Beer and David I. Scheer as Class III directors, to serve on the Board until the Company’s 2016 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

	For	Withheld	Broker Non-Votes
Marc D. Beer	19,616,607	562,231	5,033,408
David I. Scheer	11,731,672	8,447,166	5,033,408

In addition, at the Annual Meeting, the Company’s stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
25,143,905	50,391	17,950	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws of Aegerion Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

Date: June 28, 2013	By:	/s/ Anne Marie Cook
	Name: Title:	Anne Marie Cook Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws of Aegerion Pharmaceuticals, Inc.